Indemnification assets (Tables)	6 Months Ended
Jun. 30, 2021
Business Combinations1 [Abstract]
Summary of Indemnification Assets	Acquisitions
(a)    Findus Switzerland
On December 31, 2020, the Company completed its acquisition of all of the share capital of Findus Switzerland which produces and sells frozen food in Switzerland for €112.8 million. The deal extends the geographical reach of this brand, complementing the existing business model.
Due to the timing of the acquisition, the valuation of the business had not been completed within the financial statements reported as at December 31, 2020, with the difference between the consideration paid and the book value of assets valued being provisionally allocated to goodwill. The Company has since completed a preliminary fair valuation exercise over the identifiable assets acquired as well as liabilities and contingent liabilities assumed, with any corresponding adjustment necessary being made to the value of goodwill recognized. Furthermore, following customary working capital adjustments, a final payment of €0.8 million has been made to the seller in the second quarter of 2021.
The revised preliminary assessment of the assets are liabilities acquired are as follows:

	As reported December 31, 2020	Adjustments	As restated December 31, 2020
	€m	€m	€m
Assets:
Intangible assets	24.5	41.6	66.1
Property, plant and equipment, including Right-of-use assets	8.9	—	8.9
Current assets	0.2	—	0.2
Inventories	11.5	1.1	12.6
Total assets	45.1	42.7	87.8

Liabilities:
Current liabilities	0.3	—	0.3
Non-current liabilities	6.8	—	6.8
Deferred tax liabilities	1.6	6.4	8.0
Total liabilities	8.7	6.4	15.1

Total identifiable net assets acquired	36.4	36.3	72.7

Total purchase consideration	112.0	0.8	112.8

Total identifiable net assets acquired	(36.4)	(36.3)	(72.7)

Goodwill	75.6	(35.5)	40.1
The preliminary goodwill recognized on acquisition is €40.1 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.
If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition is identified, then the accounting for the acquisition will be revised. The figures presented include working capital revisions post acquisition.
Restatement of prior year comparatives
IFRS 3 requires fair value adjustments to be recorded with effect from the date of acquisition and consequently results in the restatement of previously reported financial results. The impact on the Statement of Financial Position as at December 31, 2020 is shown below.

	As reported December 31, 2020	Adjustments	As restated December 31, 2020
	€m	€m	€m
Goodwill	1,938.0	(35.5)	1,902.5
Intangible assets	2,114.1	41.6	2,155.7
Inventories	343.2	1.1	344.3
Deferred tax liabilities	(420.7)	(6.4)	(427.1)
Trade and other payables - current	(646.4)	(0.8)	(647.2)
Other assets and liabilities, not affected by restatement	(1,202.1)	—	(1,202.1)
Net assets	2,126.1	—	2,126.1
(b)    Fortenova Group's Frozen Food Business Group

€m
Balance at January 1, 2021	15.4
Release of indemnification asset	(5.5)
Balance at June 30, 2021	9.9